Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 22, 2024

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is by and among CENTURI GROUP, INC., a Nevada corporation (the “Company”), and each Additional Borrower that becomes a party thereto in accordance with Section 5.17 thereto, as US Borrowers, CENTURI CANADA DIVISION INC., a corporation organized under the laws of the Province of Ontario, Canada, and each Additional Borrower that becomes a party thereto in accordance with Section 5.17 thereto, as Canadian Borrowers, the other Credit Parties party hereto, the lenders party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

WHEREAS, the Company, the Lenders party thereto, the other Credit Parties party thereto and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of August 27, 2021 (as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

WHEREAS, the Company has requested that the Administrative Agent and the Required Revolving Credit Lenders agree to amend the Existing Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

2. Amendments to the Credit Agreement. As of the Effective Date (as defined below) and subject to and in accordance with the terms and conditions set forth herein, Section 9.13 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 9.13 Financial Covenants.

(a) Consolidated Interest Coverage Ratio. As of the last day of any fiscal quarter, permit the Consolidated Interest Coverage Ratio to be less than (i) for the fiscal quarter ending December 31, 2023, 2.50 to 1.00, (ii) for the fiscal quarters ending from March 31, 2024 through December 31, 2024, 2.00 to 1.00 and (iii) for the fiscal quarters ending March 31, 2025 and thereafter, 2.50 to 1.00.

(b) Consolidated Net Leverage Ratio. As of the last day of any fiscal quarter during the periods set forth below, permit the Consolidated Net Leverage Ratio to be greater than the corresponding ratio set forth below:

Period	Maximum Consolidated Net Leverage Ratio
Closing Date through September 30, 2022	5.50 to 1.00
December 31, 2022 through June 30, 2023	6.00 to 1.00
September 30, 2023	5.50 to 1.00
December 31, 2023	4.50 to 1.00
March 31, 2024	5.75 to 1.00
June 30, 2024	6.00 to 1.00
September 30, 2024	5.75 to 1.00
December 31, 2024	5.00 to 1.00
March 31, 2025 and thereafter	4.00 to 1.00

Notwithstanding the foregoing:

(i) in the event that Centuri completes a Qualified IPO on or after November 13, 2023 and prior to March 31, 2025, the required maximum Consolidated Net Leverage Ratio levels set forth above shall be adjusted based on the amount of net proceeds from such Qualified IPO to be no greater than the corresponding ratio set forth below for the applicable periods:

Qualified IPO Net Proceeds	Adjusted Maximum Consolidated Net Leverage Ratio for fiscal quarter ending March 31, 2024	Adjusted Maximum Consolidated Net Leverage Ratio for fiscal quarter ending June 30, 2024	Adjusted Maximum Consolidated Net Leverage Ratio for fiscal quarter ending September 30, 2024	Adjusted Maximum Consolidated Net Leverage Ratio for fiscal quarter ending December 31, 2024
$1 – $99,999,999	5.50 to 1.00	5.75 to 1.00	5.50 to 1.00	4.75 to 1.00
$100,000,000 – $199,999,999	5.25 to 1.00	5.50 to 1.00	5.25 to 1.00	4.50 to 1.00
$200,000,000 – $299,999,999	5.00 to 1.00	5.25 to 1.00	5.00 to 1.00	4.25 to 1.00
$300,000,000 – $399,999,999	4.75 to 1.00	5.00 to 1.00	4.75 to 1.00	4.00 to 1.00
$400,000,000 or more	4.25 to 1.00	4.50 to 1.00	4.25 to 1.00	4.00 to 1.00

(ii) for any measurement period when the maximum Consolidated Net Leverage Ratio required pursuant to this Section 9.13(b) (including pursuant to any adjustment for a Qualified IPO) is equal to 4.00 to 1.00, in connection with any Permitted Acquisition having aggregate cash consideration (including cash, Cash Equivalents and other deferred payment obligations) in excess of $150,000,000, Centuri may, at its election, in connection with such Permitted Acquisition and upon prior written notice to the Administrative Agent, increase the required Consolidated Net Leverage Ratio pursuant to this Section 9.13(b) to up to 4.50 to 1.00 (at Centuri’s option), which such increase shall be applicable (i) with respect to a Permitted Acquisition that is not a Limited Condition Acquisition, for the fiscal quarter in which such Permitted Acquisition is consummated and the three (3) consecutive quarterly test periods thereafter or (ii) with respect to a Permitted Acquisition that is a Limited Condition Acquisition, for purposes of determining compliance on a Pro Forma Basis with this Section 9.13(b) on the LCA Test Date, for the fiscal quarter in which such Permitted Acquisition is consummated and for the three (3) consecutive quarterly test periods after which such Permitted Acquisition is consummated (each, a “Leverage Ratio Increase”); provided that (x) such increase shall apply solely with respect to compliance with this Section 9.13(b) and any determination of the Consolidated Net Leverage Ratio for purposes of the definition of Permitted Acquisition and any incurrence test with respect to any Indebtedness used to finance a Permitted Acquisition and shall not apply to any other incurrence test set forth in this Agreement and (y) there shall be at least two full fiscal quarters following the cessation of each such Leverage Ratio Increase during which no Leverage Ratio Increase shall then be in effect.

For purposes of this Section 9.13(b), “Qualified IPO” shall mean, following a contribution of all Equity Interests of Centuri to Centuri Holdings, Inc. or other holding company formed for the purpose of holding all of the Equity Interests of Centuri (Centuri Holdings, Inc. or such holding company, the “Parent Entity”), the issuance by the Parent Entity of certain of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission in accordance with the Securities Act excluding, for the avoidance of doubt, any secondary sale in which Equity Interests of the Parent Entity are sold by security holders of the Parent Entity.

The provisions of this Section 9.13 are for the benefit of the Revolving Credit Lenders only and the Required Revolving Credit Lenders may amend, waive or otherwise modify this Section 9.13 or the defined terms used for purposes of this Section 9.13 or waive any Default or Event of Default resulting from a breach of this Section 9.13 in accordance with the provisions of Section 12.2.

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver, the “Effective Date”):

(a) Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, the Required Revolving Credit Lenders and the Credit Parties.

(b) Certified Resolutions. The Administrative Agent shall have received a certificate of a Responsible Officer of each Credit Party certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent.

(c) Payment at Closing. The Borrowers shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, Wells Fargo Securities, LLC and the Lenders the fees as separately agreed among the Administrative Agent, Wells Fargo Securities, LLC, the Lenders and the Borrowers and any other accrued and unpaid fees or commissions due hereunder, including an amendment fee equal to 7.5 basis points of the aggregate amount of Revolving Credit Commitments of each Revolving Credit Lender party hereto on the Effective Date, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

Without limiting the generality of the provisions of Section 11.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3 or otherwise, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

4. Representations and Warranties. Each Credit Party represents and warrants as follows:

(a) Each Credit Party has the right, power, and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is party hereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The execution, delivery and performance by each Credit Party of this Amendment and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any Subsidiary thereof, (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (v) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment other than consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty are true and correct in all respects, on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

(d) No Default or Event of Default shall exist after giving effect to this Amendment.

5. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Credit Parties or any of their respective Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Without limiting the generality of the foregoing, the execution and delivery of this Amendment (including the annexes hereto) shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment.

6. Reaffirmation. By its execution hereof, each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The execution and delivery of this Amendment shall be deemed to include Electronic Signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such Electronic Signature shall be promptly followed by the original thereof

8. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9. Entire Agreement. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Lead Arrangers, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

10. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:

CENTURI GROUP, INC.

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Executive Vice President/Treasurer

CENTURI CANADA DIVISION INC.

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

Signature Page

GUARANTORS:

CANYON PIPELINE CONSTRUCTION, INC.

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Vice President and Treasurer

CANYON SPECIAL PROJECTS LLC

By:	/s/ Jason S. Wilcock
Name: Jason S. Wilcock
Title: Secretary

CANYON TRAFFIC CONTROL LLC

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CENTURI OIL & GAS GROUP LLC

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CENTURI POWER GROUP LLC

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CENTURI SERVICES GROUP LLC

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

CENTURI U.S. DIVISION, INC.

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

ELECTRIC T&D DIVISION LLC

By:	/s/ Kevin L. Neill
Name: Kevin L. Neill
Title: Treasurer

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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ELECTRIC T&D HOLDINGS LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

INTELLICHOICE ENERGY, LLC

By:	/s/ Jason S. Wilcock
Name:	Jason S. Wilcock
Title:	Secretary

INTELLICHOICE ENERGY OF CALIFORNIA, LLC

By:	/s/ Jason S. Wilcock
Name:	Jason S. Wilcock
Title:	Secretary

LINETEC SERVICES, LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

MERITUS ELECTRIC T&D DIVISION LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

MERITUS OIL & GAS DIVISION LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

MERITUS SERVICES DIVISION LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

NATIONAL BARRICADE LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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NATIONAL POWERLINE LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

NEUCO EQUIPMENT LLC

By:	/s/ Jason S. Wilcock
Name:	Jason S. Wilcock
Title:	Secretary

NEW ENGLAND UTILITY CONSTRUCTORS, INC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

NPL CONSTRUCTION CO.

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

NPL EAST LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

NPL GREAT LAKES LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

NPL MID-AMERICA LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

NPL WEST LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

Signature Page

OIL & GAS DIVISION LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

SERVICES DIVISION LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

SOUTHWEST ADMINISTRATORS, INC.

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

DRUM PARENT LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

RIGGS DISTLER & COMPANY, INC.

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

SHELBY MECHANICAL LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

SHELBY PLUMBING, LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer and Manager

NPL CANADA LTD.

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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WSN CONSTRUCTION INC.

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

RIGGS GAS LLC

By:	/s/ Kevin L. Neill
Name:	Kevin L. Neill
Title:	Treasurer

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By:	/s/ Henry Jai
Name:	Henry Jai
Title:	Director

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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BANK OF AMERICA, N.A., as Lender

By:	/s/ Brendan Kelly
Name:	Brendan Kelly
Title:	Senior Vice President

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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CANADIAN IMPERIAL BANK OF COMMERCE, as Swingline Lender, Issuing Lender and Lender

By:	/s/ Josh Spagnoletti
Name:	Josh Spagnoletti
Title:	Authorized Signatory

By:	/s/ James Day
Name:	James Day
Title:	Authorized Signatory

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Kyle Steinbuch
Name:	Kyle Steinbuch
Title:	SVP

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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PNC BANK CANADA BRANCH, as Lender

By:	/s/ Martin Peichl
Name:	Martin Peichl
Title:	Senior Vice President

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ James O’Shaughnessy
Name:	James O’Shaughnessy
Title:	Senior Vice President

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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BANK OF MONTREAL, as Lender

By:	/s/ Nick Irving
Name:	Nick Irving
Title:	Vice President

Centuri Group, Inc.

Fourth Amendment to Second Amended and Restated Credit Agreement

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